Note 17 - Income Taxes	12 Months Ended
Jan. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 17 - Income Taxes

Income (loss) before income taxes is earned in the following tax jurisdictions:

Year Ended	January 31, 2014	January 31, 2013	January 31, 2012

Canada	6,922	14,908	17,225
United States	7,841	1,529	87
Other countries	(1,030)	784	(1,922)
	13,733	17,221	15,390

Income tax expense (recovery) is incurred in the following jurisdictions:

Year Ended	January 31, 2014	January 31, 2013	January 31, 2012
Current income tax expense
Canada	61	478	605
United States	605	446	295
Other countries	1,102	1,154	538
	1,768	2,078	1,438
Deferred income tax expense (recovery)
Canada	3,827	5,177	4,230
United States	2,804	(833)	(2,515)
Other countries	(4,278)	(5,197)	211
	2,353	(853)	1,926
	4,121	1,225	3,364

Current income tax expense was 13% and 12% of income before income taxes in 2014 and 2013, respectively. The increase is primarily attributable to a change in jurisdictions in which revenue is earned. The decrease in current income tax expense in Canada in 2014 compared to 2013 was primarily attributable to changes in our estimated uncertain tax positions. Deferred income tax expense increased in 2014 compared to 2013 primarily due to a release of valuation allowance which decreased income tax expense by $5.3 million in 2013, while only $2.8 million of valuation allowance was released in 2014.

In 2013, our current income tax expense was primarily impacted by $0.8 million increase for certain income incurred in Europe for which no offsetting loss carryforwards are available. Deferred income tax expense decreased in 2013 primarily as a result of change in valuation allowance in the UK which has decreased income tax expense by $5.3 million. This decrease was partially offset by a $1.0 million increase in regards to a change of estimate in the US.

In 2012, our income tax expense was primarily impacted by a change in valuation allowance and other tax estimates in the United States which reduced our deferred income tax expense by $1.8 million, and a change in the valuation allowance in the Netherlands which increased deferred income tax expense by $0.7 million.

The components of the deferred income tax assets and liabilities are as follows:

	January 31, 2014	January 31, 2013
Assets
Accruals not currently deductible	4,312	4,355
Accumulated net operating losses	27,486	36,194
Corporate minimum taxes	1,535	1,391
Difference between tax and accounting basis of capital assets	9,005	12,716
Writedown of assets not currently deductible	1,003	1,119
Research and development and other tax credits and expenses	5,091	5,266
Other timing differences	76	419
Total deferred income tax assets	48,508	61,460
Liabilities
Difference between tax and accounting basis of intangible assets	(12,975)	(7,968)
Uncertain tax positions incurred in loss years	(727)	(915)
Total deferred income tax liabilities	(13,702)	(8,883)
Net deferred income taxes	34,806	52,577
Valuation allowance	(15,492)	(21,274)
Net deferred income taxes, net of valuation allowance	19,314	31,303

Deferred income tax assets – current	13,508	12,978
Deferred income tax assets – non-current	19,628	23,945
Deferred income tax liabilities – non-current	(13,822)	(5,620)
Net deferred income taxes, net of valuation allowance	19,314	31,303

As at January 31, 2014, we had not accrued for foreign withholding taxes and Canadian income taxes applicable to approximately $74.5 million of unremitted earnings of subsidiaries operating outside of Canada. These earnings, which we consider to be invested indefinitely, will become subject to these taxes if and when they are remitted as dividends or if we sell our stock in the subsidiaries. The potential amount of unrecognized deferred Canadian income tax liabilities and foreign withholding and income tax liabilities on the unremitted earnings and foreign exchange gains is not currently practicably determinable.

The provision (recovery) for income taxes varies from the expected provision at the statutory rates for the reasons detailed in the table below:

Year Ended	January 31, 2014	January 31, 2013	January 31, 2012
Net income before taxes	13,733	17,221	15,390

Combined basic Canadian statutory rates	26.5%	26.5%	28.1%

Income tax expense based on the above rates	3,639	4,564	4,325
Increase (decrease) in income taxes resulting from:
Permanent differences including amortization of intangibles	540	182	586
Effect of differences between Canadian and foreign tax rates	663	165	(275)
Effect of rate changes on current year timing differences	321	(156)	(228)
Adjustments in respect to income tax of previous periods	355	(503)	(1,242)
Increases in tax reserves	239	565	734
Valuation allowance	(2,707)	(4,070)	(864)
Stock compensation	481	102	-
Other	590	478	328
Income tax expense	4,121	1,225	3,364

We have income tax loss carryforwards which expire as follows:

Expiry year	Canada	United States	EMEA	Asia Pacific	Total
2015	-	-	-	614	614
2016	-	-	798	342	1,140
2017	-	-	-	173	173
2018	-	1,458	609	310	2,377
2019	-	2,996	485	-	3,481
Thereafter	1,295	13,401	79,470	8,850	103,016
	1,295	17,855	81,362	10,289	110,801

The following is a tabular reconciliation of the total estimated liability associated with uncertain tax positions taken:

	January 31, 2014	January 31, 2013	January 31, 2012
Liability, beginning of year	5,639	4,857	4,246
Gross increases – prior periods	-	-	42
Gross increases – current period	981	1,389	1,010
Lapsing of statutes of limitations	(409)	(607)	(441)
Liability, end of year	6,211	5,639	4,857

We have identified provisions equating to $6.2 million with respect to uncertain tax positions as at January 31, 2014.  It is possible that these uncertain tax positions will not be realized in which case up to $4.8 million of the recorded liability will decrease the effective tax rate in future years when this liability is reversed.

Consistent with our historical financial reporting, we recognize accrued interest and penalties related to unrecognized tax positions in general and administrative expense. As at January 31, 2014 and January 31, 2013, the unrecognized tax positions have resulted in no material liability for estimated interest and penalties.

Descartes and our subsidiaries file their tax returns as prescribed by the tax laws of the jurisdictions within which they operate. We are no longer subject to income tax examinations by tax authorities in our major tax jurisdictions as follows:

Years No Longer Subject to Audit
Tax Jurisdiction
United States Federal	2010 and prior
Canada	2007 and prior
United Kingdom	2010 and prior
Sweden	2008 and prior
Netherlands	2008 and prior
Belgium	2010 and prior